UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2018

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Government Properties Income Trust.

Item 1.01.   Entry into a Material Definitive Agreement.

On December 13, 2018, we amended and restated the credit agreement governing our $750.0 million unsecured revolving credit facility and our $300.0 million and $250.0 million term loans with Wells Fargo Bank, National Association, as administrative agent and a lender, and a syndicate of other lenders.

As a result of the amendments, the stated maturity date of our revolving credit facility was extended from January 31, 2019 to January 31, 2023.  Subject to the payment of an extension fee and meeting certain other conditions, we also have an option to further extend the stated maturity date of our revolving credit facility by two additional six month periods.  The amended and restated credit agreement continues to provide that we can borrow, repay and reborrow funds available under our revolving credit facility until maturity, and no principal repayment is due until maturity.  The stated amounts of our revolving credit facility and term loans and the maturity dates of our term loans remained unchanged by the amendments.  The amended and restated credit agreement continues to include a feature pursuant to which, in certain circumstances, the maximum commitments and borrowings may be increased to up to $2.5 billion on a combined basis. The amended revolving credit facility is intended to remain in place following our pending merger with Select Income REIT, or SIR.

In addition, as a result of the amendments, the interest rate payable on borrowings under our revolving credit facility was reduced from a rate of LIBOR plus a premium of 125 basis points per annum to a rate of LIBOR plus a premium of 110 basis points per annum and the facility fee remained unchanged at 25 basis points per annum on the total amount of lending commitments under this facility.  The interest rate payable on borrowings under our $300.0 million and $250.0 million term loans remained unchanged at rates of LIBOR plus a premium of 150 basis points per annum and LIBOR plus a premium of 180 basis points per annum, respectively.  The interest rate premiums and the facility fee continue to be subject to adjustment based upon changes to our credit ratings.

The amended and restated credit agreement contains a number of covenants, including covenants that require us to maintain certain financial ratios and restrict our ability to make distributions under certain circumstances.  Certain of these covenants and related definitions, among other provisions, were modified pursuant to the amendments. Obligations under the amended and restated credit agreement continue to be unsecured.  The amended and restated credit agreement also continues to permit acceleration of payment of all amounts outstanding thereunder upon the occurrence and continuation of specified events of default.

Wells Fargo Bank, National Association and the other lenders party to the amended and restated credit agreement, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

The foregoing description of the amended and restated credit agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the amended and restated credit agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the amended and restated credit agreement is incorporated into this Item 2.03 by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY,

•                  ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITY,

•                  WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS. HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET,

•                  THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE,

•                  THE MAXIMUM BORROWING AVAILABILITY UNDER OUR CREDIT AGREEMENT MAY BE INCREASED TO UP TO $2.5 BILLION IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR CREDIT AGREEMENT IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS OR TERM LOANS FROM LENDERS, WHICH MAY NOT OCCUR, AND

•                  THE CLOSING OF OUR PENDING MERGER WITH SIR IS SUBJECT TO THE SATISFACTION OR WAIVER OF CONDITIONS, INCLUDING THE RECEIPT OF REQUISITE APPROVALS BY OUR AND SIR’S SHAREHOLDERS. WE CANNOT BE

SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED OR WAIVED. ACCORDINGLY, THE MERGER MAY NOT CLOSE WHEN EXPECTED OR AT ALL, OR THE TERMS OF THE MERGER MAY CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Amended and Restated Credit Agreement, dated as of December 13, 2018, among Government Properties Income Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Chief Financial Officer and Treasurer

Dated: December 17, 2018